For Additional Information: Haug Scharnowski, Vice President Corporate Relations 763-535-8333 hscharnowski@navarre.com
NAVARRE CORPORATION TO CHANGE ACCOUNTING TREATMENT
OF MIX & BURN INVESTMENT
MINNEAPOLIS, MN — September 19, 2005 — Navarre Corporation (NASDAQ: NAVR), a publisher and distributor of a broad range of home entertainment and multimedia software products, announced today that it has determined that it will make a change to the historical accounting treatment of its investment in Mix & Burn, Inc. (“Mix & Burn”) during certain prior periods.
Mix & Burn is a start-up company that is engaged in the development and roll-out of a music listening and CD burning station. As set forth in its periodic reports, the Company owns a 45% equity interest in Mix & Burn and has provided a line of credit to Mix & Burn in an amount not to exceed $2.5 million. At March 31, 2005 and 2004, the note receivable related to Mix & Burn was $2.5 million and $278,000, respectively. The Company stated that its investment in Mix & Burn has remained unchanged over the last 18 months, except for increases in the amount of the line of credit.
The Company has historically applied the cost method of accounting for its treatment of this investment. The amounts advanced in connection with the line of credit were reflected as “Notes receivable, related parties” in the Company’s periodic reports. The Company has discussed this accounting treatment with Grant Thornton on numerous occasions. Grant Thornton provided an unqualified opinion in connection with the March 31 fiscal year 2005 Audit Report, and performed a Statement of Accounting Standards No. 71 review of each quarter during the Company’s 2005 fiscal year, as well as for the first quarter of fiscal year 2006, wherein these transactions were treated as described above.
Grant Thornton has advised the Company orally that it now believes that Mix & Burn’s operations should be consolidated with the Company’s operations in accordance with FASB Interpretation Number (“FIN”) 46 (revised December 2003), Consolidation of Variable Interest Entities. The periods affected and their amounts are unknown at this time. The Company has been advised by Mix & Burn that its audited financial statements, from inception through December 31, 2004, indicate an operating loss of approximately $1.9 million.
The Company’s management and its Audit Committee are proceeding to review the situation with Grant Thornton and, at this time, it is uncertain when these non-cash adjustments to the Company’s periodic reports will be determined. The Company believes that the adjustments will be material for its prior fiscal year which ended March 31, 2005. Accordingly, shareholders are advised that they should not rely on the previously filed Form 10-K/A for the fiscal year ended March 31, 2005. The Company will keep its shareholders advised as additional information becomes available.
About Navarre Corporation
Navarre Corporation (NASDAQ: NAVR) is a publisher and distributor of a broad range of home entertainment and multimedia products, including PC software, CD audio, DVD and VHS video, video games and accessories. Since its founding in 1983, the company has established distribution relationships with customers across a wide spectrum of retail channels which includes mass merchants, discount, wholesale club, office and music superstores, military and e-tailers nationwide. The company currently provides its products to over 18,000 retail and distribution center locations throughout the United States and Canada. Navarre has recently expanded its business to include the licensing and publishing of home entertainment and multimedia content, primarily through the acquisitions of Encore Software, Inc., BCI Eclipse Company, LLC, FUNimation Productions, Ltd. and The FUNimation Store, Ltd. For more information, please visit the company’s web site at www.navarre.com.

Safe Harbor
“The statements in this press release that are not strictly historical are “forward looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to be covered by the safe harbors created by these sections. The forward-looking statements are subject to risks and uncertainties and the actual results that the Company achieves may differ materially from these forward-looking statements due to such risks and uncertainties, including, but not limited to: the Company’s revenues being derived from a small group of customers; the Company’s dependence on significant vendors; the Company’s dependence upon software developers and manufacturers and popularity of their products; the Company’s ability to maintain and grow its exclusive distribution business through agreements with music labels; the Company’s dependence upon a key employee and its Founder, namely, Eric H. Paulson, Chairman of the Board, President and Chief Executive Officer; the Company’s ability to attract and retain qualified management personnel; uncertain growth in the publishing segment; the acquisition strategy of the Company, including the successful integration of FUNimation, could disrupt other business segments and/or management; the seasonality and variability in the Company’s business and that decreased sales during peak season could adversely affect its results of operations; the Company’s ability to meet its significant working capital requirements related to distributing products; the Company’s ability to avoid excessive inventory return and obsolescence losses; the potential for inventory values to decline; the Company’s credit exposure due to reseller arrangements or negative trends which could cause credit loss; the Company’s ability to adequately and timely adjust cost structure for decreased demand; the Company’s ability to compete effectively in distribution and publishing, which are highly competitive industries; the Company’s dependence on third-party shipping of its product; the Company’s dependence on information systems; technological developments, particularly in the electronic downloading arena which could adversely impact sales, margins and results of operations; increased counterfeiting or piracy which could negatively affect demand for the Company’s products; the Company may not be able to protect its intellectual property; interruption of the Company’s business or catastrophic loss at a facility which could curtail or shutdown its business; the potential for future terrorist activities to disrupt operations or harm assets; significant Company stock volatility; the exercise of outstanding warrants and options adversely affecting stock price; the Company’s anti-takeover provisions, its ability to issue preferred stock and its staggered board may discourage take-over attempts beneficial to shareholders; because the Company does not intend to pay dividends, stock appreciation may yield the only return on an investment in Company stock; and the Company’s directors may not be personally liable for certain actions which may discourage shareholder suits against them. A detailed statement of risks and uncertainties is contained in the Company’s reports to the Securities and Exchange Commission, including in particular the Company’s Form 10-K and Form 10-K/A for the year ended March 31, 2005. Investors and shareholders are urged to read this document carefully.
The Company can offer no assurances that any projections, assumptions or forecasts made or discussed in this release NAVARRE CORPORATION TO CHANGE ACCOUNTING TREATMENTOF MIX & BURN INVESTMENT, dated September 19, 2005, will be met, and investors should understand the risks of investing solely due to such projections. The Company undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release.
Investors and shareholders may obtain free copies of the public filings through the website maintained by the SEC at http://www.sec.gov/ or at one of the SEC’s other public reference rooms in Washington D.C., New York, New York or Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information with respect to the SEC’s public reference rooms.